Exhibit 99.2
SECOND QUARTER 2023

2 FORWARD-LOOKING STATEMENTS Except for historical information, certain matters discussed in this presentation may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to all projections and anticipated levels of future performance. Forward-looking statements involve risks, uncertainties and other factors that may cause our actual results to differ materially from those discussed herein. Any number of factors could cause actual results to differ materially from projections or forward-looking statements, including without limitation, changes to global economic, social and political conditions, spending patterns of government agencies, competitive pressures, the impact of acquisitions and related integration activities, logistical challenges related to disruptions and delays, product liability claims, the success of new product introductions, currency exchange rate fluctuations and the risks of doing business in the markets in which we operate, including foreign countries. More information on potential factors that could affect the Company’s financial results are more fully described from time to time in the Company’s public reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation, and speak only as of the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. 2

TODAY’S PRESENTERS 3 BRAD WILLIAMS President BLAINE BROWERS Chief Financial Officer WARREN KANDERS Chief Executive Officer and Chairman of the Board

4 AGENDA • Q2 Highlights • Business Overview • Financial Summary • Full Year Outlook • Conclusion and Q&A

5 CONTINUED EXECUTION IN Q2 Cadre continues to deliver on strategic objectives, generating record quarterly adj. EBITDA and achieving significant margin expansion Pricing Growth: ✓ Exceeded target Q2 Mix: ✓ Favorable mix in duty gear, armor and Distribution, offset by lower EOD volume Orders Backlog: ✓ Increased by $15.3 million in 2023; driven by higher demand for armor, offset by a decline in Distribution backlog Healthy M&A Funnel: ✓ Continue to actively evaluate pipeline of opportunities Returned Capital to Shareholders: ✓ Declared eighth consecutive quarterly dividend of $0.08 Commentary:

6 MACRO TAILWINDS SUPPORT LONG TERM SUSTAINABLE GROWTH OPPORTUNITY Two-thirds of all NATO countries spend less than 2% of GDP targets on defense and security Amidst current geopolitical turmoil, European leaders have advocated for significant increases in defense budgets Police protection expenditures have continued to trend upward even during previous financial and industrial recessions Major US cities continue to increase police budgets The American Rescue Plan provides $350 billion to hire more police

7 • Spend per officer increasing but police departments still struggling to fill open positions • Given increasing scale of unexploded ordinance in Ukraine, expectation is that the de-mining process will take decades, which represents a longer cycle of opportunity for Cadre • Improving supply chain with limited pockets of extended lead times • Managing labor force for long-term • Demand for Cadre’s products is strong but monitoring broader macro consumer demand environment • Continue to hear positive feedback on newly introduced HyperX tactical armor platform, Xpertfit 3D body sizing app and SafariVault line of holsters North American Law Enforcement Geopolitical Landscape Supply Chain/ Labor Consumer LATEST MARKET TRENDS New Products/ Innovation

81320 CADRE'S KEY M&ACRITERIA Niche market No large-cap competition Leading market position Cost structurewherematerial> labor Leading and defensible technology High cost of substitution Mission-critical tocustomer Recurring revenueprofile Asset-light Business Financial Market Strong brandrecognition Attractive ROIC Resiliency through market cycles CADRE'S KEY M&A CRITERIA 8

9 SECOND QUARTER 2023 FINANCIAL PERFORMANCE 1. Non-GAAP financial measures. See slide 19 for definitions and reconciliations to the nearest GAAP measures • Increased quarterly net sales, adjusted EBITDA, net income, gross profit and adjusted EBITDA margin sequentially and year-over-year • Achieved pricing growth that exceeded target and grew orders backlog YTD Q2 2023 Q1 2023 Q2 2022 NET SALES $121.1M $111.7M $118.2M GROSS MARGIN 41.9% 41.7% 36.6% NET INCOME $11.0M / $0.29 per diluted share $7.0M / $0.19 per diluted share $4.4M / $0.12 per diluted share ADJUSTED EBITDA 1 $22.8M $18.6M $18.4M ADJUSTED EBITDA MARGIN 1 18.8% 16.6% 15.6%

10 Current Period Net Sales and Adj. EBITDA Full Year Guidance for Net Sales and Adj. EBITDA NET SALES AND ADJUSTED EBITDA NET SALES ($MM) $222.6M 2Q22 $232.8M 2Q23 FY 2022 $457.8M FY 2023 Guidance Range $472M to $484M 2022 2023 YTD % Y/Y GROWTH 4.6% % Y/Y GROWTH 4 % at Guidance Midpoint ADJ. EBITDA1 ($MM) FY 2022 $75.7m $41.4M 2Q23 FY 2023 Guidance Range $80M to $84M 2022 2023 YTD % Y/Y GROWTH 27.0% 1. A non-GAAP financial measure. See slide 19 for definitions and reconciliations to the nearest GAAP measures $32.6M 2Q22 % Y/Y GROWTH 8 % at Guidance Midpoint

11 Q2 2023 CAPITAL STRUCTURE 1. Non-GAAP financial measures. See slide 19 for definitions and reconciliations to the nearest GAAPmeasures June 30, 2023 (in thousands) Cash and cash equivalents $ 55,782 Debt: Revolver $ — Current portion of long-term debt 10,022 Long-term debt 134,089 Capitalized discount/issuance costs (1,377) Total debt, net $ 142,734 Net debt (Total debt net of cash) $ 86,952 Total debt / Adj. EBITDA(1) 1.7 Net debt / Adj. EBITDA(1) 1.0 Adj. EBITDA(1) $ 84,523

12 UPDATED 2023 MANAGEMENT OUTLOOK 2023 GUIDANCE NET SALES $472M to $484M ADJ. EBITDA $80M to $84M CAPITAL EXPENDITURES $8M to $9M 1. A non-GAAP financial measure. See slide 19 for definitions and reconciliations to the nearest GAAP measures

CONCLUSION 13 Outstanding execution in Q2 Revenue, Net Income and Adjusted EBITDA Growth Y/Y Ongoing implementation of Cadre operating model Committed to improving gross and Adj. EBITDA margins Capitalizing on strong macro tailwinds driving demand and visibility for Cadre's mission-critical products Continuously focused on M&A opportunities

14 APPENDIX

15 BALANCE SHEET UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) June 30, 2023 December 31, 2022 Assets Current assets Cash and cash equivalents $ 55,782 $ 45,286 Accounts receivable, net of allowance for doubtful accounts of $800 and $924, respectively 57,361 64,557 Inventories 82,777 70,273 Prepaid expenses 10,009 10,091 Other current assets 6,406 6,811 Total current assets 212,335 197,018 Property and equipment, net of accumulated depreciation and amortization of $47,046 and $42,694, respectively 44,531 45,285 Operating lease assets 6,657 8,489 Deferred tax assets, net 2,351 2,255 Intangible assets, net 46,919 50,695 Goodwill 81,560 81,576 Other assets 5,566 6,634 Total assets $ 399,919 $ 391,952 Liabilities, Mezzanine Equity and Shareholders' Equity Current liabilities Accounts payable $ 29,640 $ 23,406 Accrued liabilities 34,480 38,720 Income tax payable 4,279 4,584 Liabilities held for sale — — Current portion of long-term debt 10,022 12,211 Total current liabilities 78,421 78,921 Long-term debt 132,712 137,476 Long-term operating lease liabilities 3,211 4,965 Deferred tax liabilities 3,759 3,508 Other liabilities 1,314 1,192 Total liabilities 219,417 226,062 Mezzanine equity Preferred stock ($0.0001 par value, 10,000,000 shares authorized, no shares issued and outstanding as of June 30, 2023 and December 31, 2022) — — Shareholders' equity Common stock ($0.0001 par value, 190,000,000 shares authorized, 37,586,031 and 37,332,271 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively) 4 4 Additional paid-in capital 208,492 206,540 Accumulated other comprehensive income 2,746 2,087 Accumulated deficit (30,740) (42,741) Total shareholders’ equity 180,502 165,890 Total liabilities, mezzanine equity and shareholders' equity $ 399,919 $ 391,952

16 STATEMENT OF OPERATIONS UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Net sales $ 121,087 $ 118,232 $ 232,835 $ 222,638 Cost of goods sold 70,340 75,011 135,470 139,228 Gross profit 50,747 43,221 97,365 83,410 Operating expenses Selling, general and administrative 34,051 32,749 69,301 86,699 Restructuring and transaction costs 693 1,203 693 1,802 Related party expense 115 1,112 263 1,234 Total operating expenses 34,859 35,064 70,257 89,735 Operating income (loss) 15,888 8,157 27,108 (6,325) Other expense Interest expense (1,013) (1,439) (2,654) (2,929) Other income (expense), net 346 (756) 710 (961) Total other expense, net (667) (2,195) (1,944) (3,890) Income (loss) before provision for income taxes 15,221 5,962 25,164 (10,215) (Provision) benefit for income taxes (4,229) (1,517) (7,170) 4,495 Net income (loss) $ 10,992 $ 4,445 $ 17,994 $ (5,720) Net income (loss) per share: Basic $ 0.29 $ 0.13 $ 0.48 $ (0.16) Diluted $ 0.29 $ 0.12 $ 0.48 $ (0.16) Weighted average shares outstanding: Basic 37,586,031 35,320,314 37,480,367 34,888,703 Diluted 37,850,708 35,688,620 37,758,998 34,888,703

17 STATEMENT OF CASH FLOWS UNAUDITED (IN THOUSANDS) Six Months Ended June 30, 2023 2022 Cash Flows From Operating Activities: Net income (loss) $ 17,994 $ (5,720) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization 8,220 7,380 Amortization of original issue discount and debt issue costs 374 367 Amortization of inventory step-up — 1,344 Deferred income taxes 14 (4,594) Stock-based compensation 4,852 26,327 Gain on sale of fixed assets (108) — (Recoveries from) provision for losses on accounts receivable (21) 240 Foreign exchange (gain) loss (776) 1,107 Other (325) — Changes in operating assets and liabilities, net of impact of acquisitions: Accounts receivable 7,605 (3,243) Inventories (11,986) (1,461) Prepaid expenses and other assets 3,397 3,616 Accounts payable and other liabilities (971) (345) Net cash provided by operating activities 28,269 25,018 Cash Flows From Investing Activities: Purchase of property and equipment (2,404) (2,473) Proceeds from disposition of property and equipment 206 — Business acquisitions, net of cash acquired — (55,039) Net cash used in investing activities (2,198) (57,512) Continued on next slide

18 STATEMENT OF CASH FLOWS - CONTINUED UNAUDITED (IN THOUSANDS) Year Ended June 30, 2023 2022 Cash Flows From Financing Activities: Proceeds from revolving credit facilities — 48,000 Principal payments on revolving credit facilities — (48,000) Principal payments on term loans (5,000) (5,009) Principal payments on insurance premium financing (2,189) (2,853) Payment of capital leases — (22) Taxes paid in connection with employee stock transactions (2,725) (6,216) Proceeds from secondary offering, net of underwriter discounts — 49,703 Deferred offering costs — (2,715) Dividends distributed (5,993) (5,533) Net cash (used in) provided by financing activities (15,907) 27,355 Effect of foreign exchange rates on cash and cash equivalents 332 144 Change in cash and cash equivalents 10,496 (4,995) Cash and cash equivalents, beginning of period 45,286 33,857 Cash and cash equivalents, end of period $ 55,782 $ 28,862 Supplemental Disclosure of Cash Flows Information: Cash paid for income taxes, net $ 7,288 $ 241 Cash paid for interest $ 4,859 $ 2,330 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Accruals and accounts payable for capital expenditures $ 129 $ 17

NON-GAAP RECONCILIATION

(IN THOUSANDS)

	Year ended December 31, 2022	Three Months Ended March 31, 2023	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022	Last Twelve Months June 30, 2023
Net income (loss)	$ 5,820	$ 7,002	$ 10,992	$ 4,445	$ 17,994	$ (5,720)	$ 29,534
Add back:							
Depreciation and amortization	15,651	4,261	3,959	3,836	8,220	7,380	16,491
Interest expense	6,206	1,641	1,013	1,439	2,654	2,929	5,931
Provision (benefit) for income taxes	3,553	2,941	4,229	1,517	7,170	(4,495)	15,218
EBITDA	**$ 31,230**	**$ 15,845**	**$ 20,193**	**$ 11,237**	**$ 36,038**	**$ 94**	**$ 67,174**
Add back:							
Restructuring and transaction costs[1]	5,335	—	693	2,203	693	2,802	3,246
Other general income[2]	(159)	—	—	—	—	—	(159)
Other expense, net[3]	1,137	(364)	(346)	756	(710)	961	(534)
Stock-based compensation expense[4]	32,239	2,747	2,105	2,818	4,852	26,541	10,550
Stock-based compensation payroll tax expense[5]	305	220	—	7	220	305	220
LTIP bonus[6]	1,369	144	160	174	304	558	1,115
Amortization of inventory step-up[7]	4,255	—	—	1,191	—	1,344	2,911
Adjusted EBITDA	**$ 75,731**	**$ 18,592**	**$ 22,805**	**$ 18,386**	**$ 41,397**	**$ 32,605**	**$ 84,523**
Adjusted EBITDA margin[9]	**16.5%**	**16.6%**	**18.8%**	**15.6%**	**17.8 %**	**14.6 %**	

1. Reflects the "Restructuring and transaction costs" line item on our consolidated statement of operations, which primarily includes transaction costs composed of legal and consulting fees, and $1.0 million paid to Kanders & Company, Inc., a company controlled by our Chief Executive Officer, for services related to the acquisition of Cyalume, which is included in related party expense in the Company's consolidated statements of operations for the three and six months ended June 30, 2022.
2. Reflects the "Other general income" line item on our consolidated statement of operations and includes a gain from a long-lived asset sale.
3. Reflects the "Other (income) expense, net" line item on our consolidated statement of operations and primarily includes gains and losses on foreign currency transactions.
4. Reflects compensation expense related to equity and liability classified stock-based compensation plans.
5. Reflects payroll taxes associated with vested stock-based compensation awards.
6. Reflects the cost of a cash-based long-term incentive plan awarded to employees that vests over three years.
7. Reflects amortization expense related to the step-up inventory adjustment recorded as a result of our recent acquisitions.
8. Reflects Adjusted EBITDA / Net Sales for the relevant periods.

CADRE HOLDINGS

19